Exhibit 99.2

Trustmark

Second Quarter 2025 Financial Results

July 22, 2025

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels, a slowdown in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the current United States presidential administration's policies and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights – Second Quarter 2025

Profitability Metrics Continue to Expand, Strong Performance Reflects Loan and Deposit Growth, Stable Credit Quality, Robust Fee Income and Disciplined Expense Management

Balance Sheet

- Loans held for investment (HFI) increased $223.3 million, or 1.7%, linked-quarter
- Total deposits increased $35.2 million, or 0.2%, linked-quarter; cost of total deposits declined 3 basis points to 1.80%

Profitable Revenue Generation

- Net income totaled $55.8 million, representing fully diluted EPS of $0.92
- Revenue in the second quarter totaled $198.6 million, a $4.0 million, or 2.1%, increase from the prior quarter
- Net interest income (FTE) totaled $161.4 million, an increase of $6.7 million, or 4.3%, linked-quarter and resulted in a net interest margin of 3.81%
- Noninterest income totaled $39.9 million, a decline of $2.7 million linked-quarter; excluding a $2.4 million gain on sale of bank facility in 1Q-25 and a $272 thousand net loss on sale of bank facilities in 2Q-25, noninterest income was unchanged linked-quarter

Expense Management

- Noninterest expense totaled $125.1 million, an increase of $1.1 million, or 0.9%, linked-quarter
- Salaries and employee benefits expense declined $194 thousand, or 0.3%, linked-quarter

Credit Quality

- Nonperforming assets declined $5.0 million, or 5.3%, from the prior quarter
- Net charge-offs totaled $4.1 million, representing 0.12% of average loans
- Net provision for credit losses was $4.7 million
- Allowance for credit losses (ACL) represented 1.25% of loans HFI, down 1 basis point linked-quarter

Capital Management

- Maintained strong capital position with CET1 ratio of 11.70% and total risk-based capital ratio of 14.15%
- Repurchased $11.0 million, or approximately 341 thousand common shares during second quarter; for the first six months of 2025, repurchased $26.0 million, or approximately 764 thousand common shares; $74 million in remaining share repurchase authorization in 2025
- Tangible book value per share of $28.74 at June 30, 2025, up 3.5% linked-quarter and 13.9% year-over-year
- Board of Directors declared quarterly cash dividend of $0.24 per share payable September 15, 2025, to shareholders of record on September 1, 2025

At June 30, 2025	
Total Assets	$18.6 billion
Loans (HFI)	$13.5 billion
Total Deposits	$15.1 billion
Banking Centers	168

	Q2-25	Q1-25	Q2-24[1]
Net Income ($ in millions)	$55.8	$53.6	$40.5
EPS – Diluted	$0.92	$0.88	$0.66
ROAA	1.21%	1.19%	0.87%
ROATCE	13.13%	13.13%	11.14%
Dividends / Share	$0.24	$0.24	$0.23
TE/TA	9.50%	9.39%	8.52%

Source: Company reports

(1) From Adjusted Continuing Operations. Please refer to page 18 for Reconciliation of GAAP to Non-GAAP Results.

Trustmark

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions) [1]		Change	
	6/30/2025	LQ	Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,355	$ 34	$ (284)
Secured by 1-4 family residential prop.	3,057	83	179
Secured by nonfarm, nonresidential prop.	3,479	(54)	(120)
Other real estate secured	1,918	42	573
Commercial and industrial loans	1,832	66	(48)
Consumer loans	149	(5)	(4)
State and other political subdivision loans	961	(13)	(92)
Other Loans & Leases	712	70	104
Total LHFI	**$ 13,465**	**$ 223**	**$ 309**

Loan Portfolio Composition 06/30/25[1]



Other RE, 14%
Nonfarm,Nonres, 26%
C&I, 14%
Consumer, 1%
State & Other Political Sub. , 7%
Other, 5%
Construction, Land Dev, 10%
1-4 Residential, 23%

Loans HFI by Quarter



$13,155
$13,100
$13,090
$13,241
$13,465
Dollar Change:
$(55)
$(10)
$151
$223
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25

- Portfolio exhibits diversity by product type, geography, and industry
- Solid loan growth and credit quality maintained in the quarter

Source: Company reports

(1) Totals and percentages may not foot due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1][2] ($ in millions)	06/30/25	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 259	5%
1-4 Family Construction	302	6%
Other Construction	794	15%
Total Construction, Land Development and Other Land Loans	**$ 1,355**	**25%**
Retail	274	5%
Offices	234	4%
Hotels/Motels	278	5%
Industrial	521	10%
Senior Living	351	7%
Other	461	9%
Total Non-owner Occupied & REITs	**$ 2,119**	**40%**
Multi-Family[3]	1,850	35%
Total CRE	**$ 5,324**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1][2] ($ in millions)	06/30/25	% of Offices Portfolio
Construction	$ 1	0%
Existing	234	100%
Total Offices	**$ 235**	**100%**
Offices (CRE) as % of LHFI	1.7%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0.83%	
Office Delinquencies/Total Offices	0.00%	
Office NPL/Total Offices	0.00%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)
  - Weighted average occupancy of investment grade tenants is 45%
  - Less than 10% lease turnover in each year from 2025-2028
  - Weighted average vacancies of 6%
  - Weighted average LTV of 67%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Commercial Loan Portfolio Detail

Commercial Portfolio (1)(2) ($ in millions)	06/30/25	% of Commercial Portfolio
Manufacturing	$ 378	15%
Real Estate & Rental & Leasing	313	12%
Construction	311	12%
Wholesale Trade	298	12%
Finance & Insurance	223	9%
Transportation & Warehousing	189	7%
Retail Trade	127	5%
Health Care & Social Assistance	118	5%
Administrative & Support & Waste Mgmt & Remediation Services	104	4%
Information	97	4%
Professional, Scientific & Technical Services	91	4%
Other	277	11%
Total	**$ 2,526**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $556 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 15%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding

Allowance for Credit Losses

($ in millions)



$167
$6
-$4
-$1
$168
Net impact of quantitative changes including loan growth, changes in the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration, adjustments to the CRE concentration reserve, and adjustments to the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies, segmentation migration, etc.
ACL 3/31/25
ACL 6/30/25

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.25% of loans HFI and 272.20% of nonaccrual loans, excluding individually evaluated loans, at June 30, 2025
- Net charge-offs (NCOs) totaled $4.1 million, including three individually analyzed credits totaling $2.7 million which were reserved for in prior periods; NCOs represented 0.12% of average loans in the second quarter
- Nonaccrual loans decreased $5.6 million linked-quarter and represented 0.59% of total loans
- Nonperforming assets decreased $5.0 million linked-quarter and represented 0.66% of total loans and ORE



Nonperforming Assets(1)
(in millions)
$51
$7
$44
$78
$4
$74
$86
$6
$80
$95
$8
$87
$90
$9
$81
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs(2)
840%
497%
341%
296%
272%
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25

Source: Company reports
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Trustmark

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)[1]	6/30/2025	Change LQ	Change Y-o-Y
Interest Checking	$ 4,501	$ (115)	$ (352)
Noninterest Bearing DDA	3,135	66	(18)
Time Deposits	3,389	196	(24)
Savings	983	(20)	(35)
MMDA	3,107	(91)	82
Total Deposits	**$ 15,116**	**$ 35**	**$ (347)**



Deposit Mix – Average Balance Q2-25(1)
($ in millions)
$15,406
$15,410
$15,230
$14,998
$15,158
21%
21%
21%
20%
21%
79%
79%
79%
80%
79%
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Interest-bearing
Noninterest-bearing



Deposit Cost & Cumulative Beta
Actual
Forecast
2.26%
2.34%
2.19%
2.01%
2.18%
2.22%
1.98%
1.83%
1.80%
1.80%
40%
24%
39%
42%
33%
N/M
Transitional
Rate
Environment
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Tightening Rate
KRX Median Deposit Cost
TRMK Cost
Easing Rate Environment

- Deposits totaled $15.1 billion at June 30, 2025, an increase of $35.2 million, or 0.2%, linked-quarter and a decrease of $347.0 million, or 2.2%, year-over-year driven by targeted declines in public funds and brokered deposits of $408.2 million and $300.5 million, respectively
- Personal and commercial deposits totaled $13.0 billion at June 30, 2025, an increase of $103.8 million, or 0.8%, linked-quarter and $361.7 million, or 2.9%, year-over-year
- Public fund deposits totaled $1.8 billion at June 30, 2025, a decrease of $90.5 million, or 4.7%, linked-quarter and $408.2 million, or 18.1%, year-over-year
- Brokered deposits totaled $309.7 million at June 30, 2025, up $21.9 million linked-quarter and down $300.5 million year-over-year, to represent 2.0% of total deposits
- Cost of interest-bearing deposits in the second quarter totaled 2.28%, down 2 basis points from the prior quarter
- Total cost of deposits of 1.80% in the second quarter, down 3 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.

Trustmark

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$144
$158
$158
$155
$161
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Net Interest Income



Yields and Costs(1)
6.54%
6.55%
6.32%
6.15%
6.19%
3.38%
3.69%
3.76%
3.75%
3.81%
3.44%
3.41%
3.46%
3.46%
2.95%
2.94%
2.61%
2.43%
2.42%
2.19%
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.75%
0.11%
-0.01%
-0.04%
3.81%
Asset Rate/Volume
Liability Rate/Volume
# of Days in Qtr
Q1-25 NIM
Q2-25 NIM

- Net interest income (FTE) totaled $161.4 million in the second quarter, resulting in a net interest margin of 3.81%, up 6 basis points from the prior quarter
- Securities yield during Q2-25 was 3.46%, unchanged linked-quarter and an increase of 127 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 06/30/25

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 52% variable rate
- Active interest rate swap hedge notional at quarter end was $850 million with a weighted average received fix rate of 3.17% and active floor notional was $25 million with a SOFR rate of 4.00%
- Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.5 years including effect of forward settle notional of $570 million in interest rate swaps and $125 million in interest rate floors

Loans by Rate Index[1,2]



Book Balance: $13.7B
Yield[3]: 6.19%
Prime, 8%
Fixed, 39%
Variable (<= 1-month), 43%
Hybrid ARMs, 8%
Variable (> 1-month), 1%

Hedge Notional [2][4]



$46
$829
3.21%
$93
$765
3.34%
$113
3.48%
$626
3.63%
$81
$410
3.69%
$16
$191
3.81%
$47
2025
2026
2027
2028
2029
2030
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income[2] ($ in millions)	GAAP Q2-25	GAAP Q1-25	GAAP Q2-24	Significant Non-Routine Transactions Q2-24	Non-GAAP Adjusted Continuing Operations[1] Q2-24	Change LQ	Change Y-o-Y
Service Charges on Deposit Accounts	$ 10.6	$ 10.6	$ 10.9		$ 10.9	$ -	$ (0.3)
Bank Card and Other Fees	8.8	7.7	9.2		9.2	1.1	(0.4)
Mortgage Banking, net	8.6	8.8	4.2		4.2	(0.2)	4.4
Wealth Management	9.6	9.5	9.7		9.7	0.1	(0.1)
Other, net	2.3	6.0	7.5	(3.3)	4.2	(3.7)	(1.9)
Securities Gains (Losses), net	-	-	(182.8)	182.8	-	-	-
Total Noninterest Income	$ 39.9	$ 42.6	$ (141.3)	$ 179.5	$ 38.2	$ (2.7)	$ 1.7

Noninterest Income – Q2-25[2]



Other, net, 6%
Service Charges on Deposit Accounts, 27%
Bank Card and Other Fees, 22%
Mortgage Banking, net, 22%
Wealth Management, 24%

Noninterest Income[2]
($ in millions)



$38
$11
$9
$4
$10
$4
$38
$11
$8
$6
$9
$3
$41
$11
$9
$7
$9
$4
$43
$11
$8
$9
$10
$6
$39
$11
$9
$9
$10
$2
Q2-24(1)
Q3-24
Q4-24
Q1-25
Q2-25
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the second quarter totaled $39.9 million, a decrease of $2.7 million linked-quarter and an increase of $1.7 million year-over-year. Excluding a gain on the sale of a bank facility in the first quarter and a net loss on sale of bank facilities in the second quarter, noninterest income was unchanged linked-quarter.
- Mortgage banking, net totaled $8.6 million in the second quarter, a decrease of $169 thousand linked-quarter and an increase of $4.4 million year-over- year. The linked-quarter decrease was principally due to increased servicing asset amortization offset in part by increased gain on sale of mortgage loans.
- Wealth Management revenue in the second quarter totaled $9.6 million, an increase of $95 thousand from the prior quarter and a $54 thousand decline from the previous year.

Source: Company reports
(1) From Adjusted Continuing Operations. Please refer to page 18 for Reconciliation of GAAP to Non-GAAP Results.
(2) Totals may not foot due to rounding.

Trustmark

Income Statement Highlights – Noninterest Expense

- Noninterest expense in the second quarter totaled $125.1 million, an increase of $1.1 million linked-quarter and $6.8 million year-over-year
- Salaries and employee benefits in the second quarter totaled $68.3 million, a decrease of $194 thousand from the prior quarter and an increase of $3.5 million from the previous year
- Services and fees totaled $27.0 million in the second quarter, an increase of $751 thousand linked-quarter and $2.3 million year-over-year

Noninterest Expense[1] ($ in millions)						
		Q2-25	Change LQ		Change Y-o-Y	
Salaries & Benefits	$	68.3	$	(0.2)	$	3.5
Services & Fees		27.0		0.8		2.3
Net Occupany - Premises		7.5		0.1		0.2
Equipment Expense		6.2		(0.1)		(0.0)
Other Expense		16.1		0.5		0.9
Total Noninterest Expense	$	125.1	$	1.1	$	6.8

Noninterest Expense
($ in millions)[1]



$118
$123
$124
$124
$125
$65
$67
$69
$68
$68
$25
$26
$27
$26
$27
$7
$7
$7
$7
$8
$6
$6
$6
$6
$6
$15
$17
$15
$16
$16
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Capital Management

Capital ratios remained strong, share repurchase activity continued

- Capital position remained strong with a CET1 ratio of 11.70% and a total risk-based capital ratio of 14.15% at June 30, 2025
- During the second quarter, Trustmark repurchased $11.0 million, or approximately 341 thousand common shares. For the first six months of 2025, Trustmark has repurchased $26.0 million, or approximately 764 thousand common shares. As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2025, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2025.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.24 per share payable September 15, 2025, to shareholders of record on September 1, 2025.



Capital Ratios(1)
8.52%
10.92%
13.29%
9.07%
11.30%
13.71%
9.13%
11.54%
13.97%
9.39%
11.63%
14.10%
9.50%
11.70%
14.15%
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital through 12/31/24

2025 Full Year Expectations

		FY 2025 Expectations[1]	Guidance 2Q-25	2024 Actual
Balance Sheet	Loans HFI	Increase low single digits	**Revised** Increase mid single digits	$13.1 billion
	Deposits, excluding brokered deposits	Increase low single digits	Affirmed	$14.8 billion
	Securities	Remain stable	Affirmed	$3.0 billion
Net Interest Income	Net Interest Margin	Range of 3.75% to 3.85%	**Revised** Range of 3.77% to 3.83%	3.51%
	Net Interest Income (FTE)	Increase mid-to-high single digits	**Revised** Increase high single digits	$597.0 million
Credit	Total Provision for Credit Losses, including unfunded commitments	Stable	**Revised** Continue to trend lower	$32.6 million[2]
Noninterest Income	Noninterest Income from adjusted continuing operations	Increase mid single digits	Affirmed	$156.1 million[2]
Noninterest Expense	Noninterest Expense	Increase mid single digits	Affirmed	$485.7 million

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

(2) Financial measures from adjusted continuing operations. Please refer to page 18 for Reconciliation of GAAP to Non-GAAP Results.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint


Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Non-GAAP Reconciliation

Reconciliation of GAAP to Non-GAAP Results

($ in thousands, except per share data)

		Quarter Ended					Year Ended
		6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	12/31/2024
Adjusted Continuing Operations							
Net Interest Income (GAAP)	a	$ 158,756	$ 152,055	$ 155,848	$ 154,714	$ 141,029	$ 584,421
Provision for Credit Losses (GAAP)	b	4,676	5,294	7,462	6,548	19,729	41,255
Less: PCL, LHFI sale of 1-4 family mortgage loans		-	-	-	-	(8,633)	(8,633)
Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP)	c	4,676	5,294	7,462	6,548	11,096	32,622
Noninterest Income (Loss) (GAAP)	d	39,890	42,584	40,950	37,562	(141,286)	(23,419)
Add: Mortgage Loan Sale Loss (incl in Other, Net)		-	-	-	-	4,798	4,798
Visa C Shares Gain (incl in Other, Net)		-	-	-	-	(8,056)	(8,056)
Securities (Gains) Losses, Net		-	-	-	-	182,792	182,792
Noninterest Income From Adjusted Continuing Operations (Non-GAAP)	e	39,890	42,584	40,950	37,562	38,248	156,115
Noninterest Expense (GAAP)	f	125,114	124,011	124,430	123,270	118,326	485,690
Noninterest Expense From Adjusted Continuing Operations (Non-GAAP)	g	125,114	124,011	124,430	123,270	118,326	485,690
Income (Loss) From Continuing Operations Before Income Taxes (GAAP)	a-b+d-f	68,856	65,334	64,906	62,458	(138,312)	34,057
Income Taxes From Continuing Operations (GAAP)	h	13,015	11,701	8,594	11,128	(37,707)	(11,153)
Income (Loss) From Continuing Operations (GAAP)	i	$ 55,841	$ 53,633	$ 56,312	$ 51,330	$ (100,605)	$ 45,210
Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP)	a-c+e-g	68,856	65,334	64,906	62,458	49,855	222,224
Income Taxes From Adjusted Continuing Operations (Non-GAAP)		13,015	11,701	8,594	11,128	9,335	35,889
Income From Adjusted Continuing Operations (Non-GAAP)		$ 55,841	$ 53,633	$ 56,312	$ 51,330	$ 40,520	$ 186,335
Total Revenue (GAAP)	a+d	$ 198,646	$ 194,639	$ 196,798	$ 192,276	$ (257)	$ 561,002
Total Revenue (Non-GAAP)	a+e	$ 198,646	$ 194,639	$ 196,798	$ 192,276	$ 179,277	$ 740,536
Discontinued Operations							
Gain on Sale of FBBI	j	$ -	$ -	$ -	$ -	$ 228,272	$ 228,272
FBBI Operating Results - Noninterest Income	k	-	-	-	-	12,261	28,255
Noninterest Income		-	-	-	-	240,533	256,527
FBBI Operating Results - Noninterest Expense	l	-	-	-	-	7,893	19,375
Income From Discontinued Operations (GAAP)	m	-	-	-	-	232,640	237,152
Income Taxes From Discontinued Operations (GAAP)	n	-	-	-	-	58,203	59,353
Income From Discontinued Operations (GAAP)	o	$ -	$ -	$ -	$ -	$ 174,437	$ 177,799
Total Operating Results							
Net Interest Income (GAAP)	a	$ 158,756	$ 152,055	$ 155,848	$ 154,714	$ 141,029	$ 584,421
Provision for Credit Losses (GAAP)	b	4,676	5,294	7,462	6,548	19,729	41,255
Noninterest Income (Loss) (GAAP)	d	39,890	42,584	40,950	37,562	(141,286)	(23,419)
Gain on Sale of FBBI	j	-	-	-	-	228,272	228,272
FBBI Operating Results - Noninterest Income	k	-	-	-	-	12,261	28,255
Noninterest Income Total Operating Results (Non-GAAP)	p	39,890	42,584	40,950	37,562	99,247	233,108
Noninterest Expense (GAAP)	f	125,114	124,011	124,430	123,270	118,326	485,690
FBBI Operating Results - Noninterest Expense	l	-	-	-	-	7,893	19,375
Noninterest Expense Total Operating Results (Non-GAAP)	q	125,114	124,011	124,430	123,270	126,219	505,065
Income From Total Operating Results (Non-GAAP)	a-b+p-q	68,856	65,334	64,906	62,458	94,328	271,209
Income Taxes From Total Operating Results (Non-GAAP)	h+n	13,015	11,701	8,594	11,128	20,496	48,200
Income From Total Results (GAAP)	i+o	$ 55,841	$ 53,633	$ 56,312	$ 51,330	$ 73,832	$ 223,009
Diluted Per Share Data							
Diluted Earnings (Loss) per Share From Continuing Operations (GAAP)		$ 0.92	$ 0.88	$ 0.92	$ 0.84	$ (1.64)	$ 0.74
Diluted Earnings per Share From Discontinued Operations (GAAP)		$ -	$ -	$ -	$ -	$ 2.84	$ 2.90
Diluted Earnings per Share Total (GAAP)		$ 0.92	$ 0.88	$ 0.92	$ 0.84	$ 1.20	$ 3.63
Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP)		$ 0.92	$ 0.88	$ 0.92	$ 0.84	$ 0.66	$ 3.04

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